Vanguard Tax-Managed Funds®

Supplement to the Statement of Additional Information Dated April 26, 2013

The transaction fees imposed on purchases and redemptions of ETF Creation Units of Vanguard Tax-Managed
International Fund have changed from $15,000 to $10,000.

Statement of Additional Information Text Changes

The paragraph beginning on page B-52 under “Transaction Fee on Purchases of Creation Units” is replaced with the following:

The ETF Fund imposes a Transaction Fee (payable to the Fund) to compensate the Fund for costs associated with the issuance of Creation Units. The Transaction Fee is a flat fee of $10,000, regardless of how many Creation Units are purchased. When the ETF Fund permits (or requires) a purchaser to substitute cash in lieu of depositing one or more
Deposit Securities, the purchaser may be assessed an additional variable charge of up to 2% on the cash-in-lieu portion of its investment. The amount of this charge will be disclosed to investors before they place their orders. The amount will be determined by the Fund at its sole discretion, but will not be more than the Fund’s good faith estimate of the costs it will incur investing the cash in lieu, which may include, if applicable, market-impact costs. On average, the charge is expected to be 0.25%. In no event will the variable charge exceed 2% of the cash-in-lieu amount. The Transaction Fee is subject to revision from time to time.

The paragraph on page B-53 under “Transaction Fee on Redemptions of Creation Units” is replaced with the following:

The ETF Fund imposes a Transaction Fee (payable to the Fund) to compensate the Fund for costs associated with the redemption of Creation Units. The Transaction Fee is a flat fee of $10,000, regardless of how many Creation Units are redeemed. When the ETF Fund permits (or requires) a redeeming investor to receive cash in lieu of one or more
Redemption Securities, the investor will be assessed an additional variable charge of up to 2% on the cash-in-lieu portion of its redemption. The amount of this charge will be disclosed to investors before they place their orders. The amount will vary as determined by the Fund at its sole discretion, but will not be more than the Fund’s good faith estimate of the costs it will incur by selling portfolio securities to raise the necessary cash, which may include, if applicable, market impact costs. On average, the charge is expected to be 0.50%. In no event will the variable charge exceed 2% of the cash-in-lieu amount. The Transaction Fee is subject to revision from time to time.

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